              (Various photos demonstrating service and guidance,
                       professional management and goals)

For Total Return

Devon Fund

service and guidance

professional management

1998
Annual
Report

goals



DELAWARE
INVESTMENTS
--------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include equity mutual funds.

     Headquartered in Philadelphia with an international affiliate in London, the Delaware organization has managed growth & income stock portfolios since 1938.

     Delaware Investments manages more than $42 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for variable annuities and closed-end funds.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Devon Fund Objective
To seek current income and capital appreciation.

Table of Contents

Letter to Shareholders                                       Page           1
Portfolio Highlights                                         Page           2
Portfolio Manager's Review                                   Page           3
Top 10 Holdings                                              Page           3
Lifetime Performance                                         Page           8
Statement of Net Assets                                      Page           9
Financial Highlights                                         Page          12

total
   return

About Your Fund's
Portfolio Manager

o George H. Burwell manages more than $1.2 billion in equity mutual fund assets at Delaware Investments and has 14 years of professional investment experience. Prior to joining the company in 1992, Mr. Burwell was an equity portfolio manager for Midlantic Bank in Edison, NJ. He is a Chartered Financial Analyst and holds a Bachelor of Arts degree in political science from the University of Virginia. Mr. Burwell is also a Portfolio Manager for Delaware Investments' Delaware Fund, a stock and bond fund with a 60-year track record, and Tax-Efficient Equity Fund, designed for investors seeking to reduce the potential tax liabilities associated with stock fund investments.


tradition

November 9, 1998

                                                                      for total
                                                                        return

                                                                          1

Dear Shareholder:



Devon Fund provided strong results in fiscal 1998 despite difficult market conditions. For the 12 months ended October 31, 1998, the Fund's total return was a robust +19.60% (capital change plus reinvestment of distributions at net asset value for A Class shares).
     We are pleased to say that on the eve of your Fund's fifth birthday, Devon Fund's performance over its lifetime (December 29, 1993 to October 31, 1998) significantly outpaced the average of 726 growth and income mutual funds as shown below.
     During fiscal 1998, a growth and value selection process led your Fund's portfolio manager - George H. Burwell - to stocks of large and mid-size companies that performed well. Devon's holdings of pharmaceutical stocks, specialty service and capital goods stocks and non-bank financial stocks provided robust returns. Retail stocks were strong early in the year but faded during the second half.
     Your Fund focuses on what we call transition stocks - companies whose stocks currently meet value investment parameters but at the same time have the potential to become strongly performing growth stocks. Mr. Burwell also looks for equities likely to move from a midcap market capitalization - generally $2 billion to $10 billion - to large-cap status. Market capitalization is a stock's price times the number of shares outstanding.
     In evaluating a stock's total return prospects, Mr. Burwell seeks five indicators of potential success; that is, five pillars to support the stock's performance. He seeks businesses:

o With attractive stock prices compared to the rest of the market;
o With a history of stable earnings growth;
o With substantial positive cash flow;
o That show significant fundamental change; and

     Devon's lifetime performance as of October 31, 1998 significantly outperformed the average of the increasingly competitive growth & income category of funds.

Average Annual total Returns
--------------------------------------------------------------------------------
                                    12 Months Ended          December 29, 1993
                                    October 31, 1998        To October 31, 1998
--------------------------------------------------------------------------------
Devon Fund A Class                      +19.60%              +21.96%
--------------------------------------------------------------------------------
Lipper Growth & Income Fund Average      +9.88% (726 funds   +16.83% (310 funds)
Standard & Poor's 500 Index             +21.99%              +22.06%
Dow Jones Industrial Average            +17.58%              +21.37%
--------------------------------------------------------------------------------
All performance shown above is based on net asset value without effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 8. Past performance does not guarantee future results. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations.



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for total
 return

   2

o  That are not widely followed or are misunderstood by Wall Street analysts.

     This past summer the stock market suffered its biggest short-term setback since the October 1987 crash. Worries about lower corporate earnings, especially from overseas operations, eclipsed the benefits of lower long-term interest rates, low inflation and relatively strong consumer confidence.
     By using a strict buy and sell discipline, we believe Devon's investment approach has reduced exposure to market risks during the past year and provided attractive long-term total returns, especially when compared with more aggressive equity strategies.
     We are delighted to report that Devon Fund enjoyed strong positive cash flow from thousands of new shareholders during fiscal 1998. The Fund's net assets more than doubled to $234 million. Still, the Fund remains small enough so that Mr. Burwell can quickly respond to market changes and new opportunities.
     Now is an appropriate time to meet with your financial adviser to discuss the role both equity and fixed-income mutual funds should be playing in your overall investment portfolio. Through attractive, innovative opportunities such as Devon Fund, we at Delaware Investments stand ready to help you meet your goals.

Sincerely,


/s/ Wayne A. Stork
------------------------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


Portfolio Highlights
--------------------------------------------------------------------------------
                                          October 31, 1998     October 31, 1997
--------------------------------------------------------------------------------
Median Market Capitalization                $5.8 billion         $5.7 billion
Number of Stocks                                  60                  61
Average Stock Price-to-Earnings Ratio           19.1x               17.0x
Top Sector                                 Consumer Growth       Capital Goods
Annual Portfolio Turnover Rate                    39%                 64%
Beta*                                           0.94                0.96
--------------------------------------------------------------------------------
P/Es are based on analysts' earnings estimates as reported to First Call.

* A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index.

Devon Fund's portfolio turnover rate of 39% during fiscal 1998 was much lower than the 59% average turnover rate of the 442 funds categorized by Morningstar as large-cap blend funds. Blend funds have both growth and value oriented characteristics.

                                                                       for total
                                                                         return

                                                                           3

Portfolio Manager's Review

By George H. Burwell
Vice President/Senior Portfolio Manager
November 9, 1998

Fiscal 1998 was a year that saw the highest level of stock market volatility in a decade. Investors grew cautious about domestic stocks as corporate earnings growth ground to a halt. Banks were hit by overseas lending problems. Manufacturers battled a wave of cheap imports and saw export demand from Asia dry up. Service firms faced higher U.S. labor costs and weakness in consumer spending.
     We still found many opportunities to exploit stock market inefficiency and turmoil using a methodical growth and value stock selection discipline. Devon Fund also preserved capital to a greater degree than average growth and income funds during this past summer's sharp market decline, based on data from Lipper Analytical Services, Inc.
     We achieved above-average results by focusing on dividend-paying stocks and by avoiding companies whose stock prices relative to earnings (P/E ratio) were more than 20% higher than the average stock in the unmanaged Standard & Poor's 500 Index. As shown in the chart on page 2, the average P/E of the Fund's holdings (19.1x expected 1999 earnings) was lower than the average P/E of the S&P 500 Index (23.4x).
     By not paying through the nose for growth stocks with high P/Es, or buying companies with a high degree of economic risk, we avoided a bloody nose this summer, when many stocks fell significantly from their highs.

We preserved capital to a greater degree than most growth and income funds during this past summer's sharp market decline.

Top 10 Holdings
October 31, 1998

                                Percent of
Company                         Net Assets   Dividend Growth Rate    P/E Ratio
-------------------------------------------------------------------------------
Federal Home Loan
   Mortgage (Freddie Mac)         5.3%              14.3%             20.2x
Rite Aid                          4.4                6.5              22.8
Hewlett-Packard                   3.8               18.2              17.2
Tyco International                3.6               14.3              22.7
Ecolab                            3.6               --                22.0
Equifax                           3.6                4.5              21.7
Masco                             3.5                5.2              17.6
American Home Products            3.1                6.1              25.2
Stewart Enterprises               2.7               21.3              20.5
Symbol Technologies               2.6                *                25.6
--------------------------------------------------------------------------------
S&P 500 Index                    --                  5.0              23.4
--------------------------------------------------------------------------------
Dividend growth rate represents the percentage increase in quarterly dividends for the 12 months ended 10/31/98. P/E ratios based on analysts' estimates as reported to First Call for 1999. *Began paying a semi-annual dividend on 4/1/97.
Source: Bloomberg Business News.


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for total
  return

    4

     Additional investments from thousands of new and existing Devon Fund shareholders in fiscal 1998 gave us the flexibility and resources to buy companies with consistent earnings and dividend growth potential at attractive prices without having to trade in stocks we thought still had potential.

Strategic Positioning

     Since October 1997, we achieved success with non-bank financial firms such as Fannie Mae and Freddie Mac (Federal Home Loan Mortgage Corp). These stocks benefited from lower interest rates, a relatively strong housing market and brisk mortgage refinancing activity. Unlike banks, these companies were unaffected by sour overseas loans and imprudent lending.

(Photo of couple talking with financial advisor)

     Devon Fund's holdings of companies making or distributing pharmaceuticals such as American Home Products, Eli Lilly & Co. and Rite Aid Corp. also provided strong returns for the year. Our selections in this area were generally companies with either a new array of products or where management was retooling the business to generate higher growth.
     Many Devon holdings are midsize companies in niche businesses in transition. For example, the Fund's best performing stock in fiscal 1998 was Symbol Technologies, a midcap company that has developed new uses for bar code scanners (see page 7). We believe investors can reap substantial capital appreciation potential from stocks that are making a positive transition from being undervalued (compared to their industry group) to being highly prized by growth-oriented investors. As of year's end, 33 of Devon's 60 equity

Your Fund increased its position in consumer growth and technology companies and reduced its holdings in capital goods companies during fiscal 1998.

Devon's Positioning Compared to the S&P 500 Index
--------------------------------------------------------------------------------
October 31, 1998

                                                Allocation
                             Percent of        Change From        Percent of
Broad Sectors           Fund's Net Assets    October 31, 1997    S&P 500 Index
--------------------------------------------------------------------------------
Consumer Growth               18.9%               +4.4%              19.9%
Capital Goods                 14.8                -5.0               15.5
Finance                       15.6                +2.1               14.2
Technology                    14.1                +7.9               10.6
Consumer Cyclicals            10.0                +2.7               10.5
Consumer Staples               6.7                -3.3                7.1
Utilities                      1.4                -4.3                5.8
Energy                         2.7                -1.5                3.4
REITs                          1.7                -2.5                2.9
--------------------------------------------------------------------------------

Cash (8.6%) and miscellaneous stocks (5.5%) made up the balance of Devon Fund's portfolio as of 10/31/98.

                                                                       for total
                                                                        return

                                                                           5

holdings were what we call transition stocks that were not in the unmanaged Standard & Poor's 500 Index.
     Two areas of disappointment this past year were retail and food. Investor concern about soft consumer demand and negative pricing trends hurt stocks such as Intimate Brands, operator of Victoria's Secret and Bath & Body Works stores, and ConAgra, a major meat processor. We de-emphasized these stocks during the second half of fiscal 1998. Until 1998, ConAgra had provided several years of strong returns for the Fund.
     Overall, we reallocated some of your Fund's assets to focus on companies whose growth is not dependent on the ups and downs of the U.S. or world economies. For example, we increased our position in Service Corp. International, the world's largest funeral home operator. The stock had been a major holding two years ago. When Service Corp.'s stock price reached a level that met Devon's value and earnings growth criteria this past summer, we began purchasing it again.

Outlook
Given the uncertain earnings outlook for many American corporations, we are focusing on companies that appear well-positioned to generate earnings growth of at least 10% per year even if the U.S. economy slows in 1999.
     By purchasing and holding stocks with P/E ratios that are reasonable compared to the S&P 500 Index, we believe your Fund's portfolio can benefit from any decision by the Federal Reserve Board to further reduce interest rates in the year ahead. While we do not think a recession is likely in fiscal

We are focusing on companies that appear well-positioned to generate earnings growth of at least 10% per year even if the U.S. economy slows in 1999.

outlook

Q.
   What are transition stocks? What opportunities do they offer?

A.
     We define transition stocks as stocks that offer superior capital appreciation potential because they are likely to move from being undervalued compared to their peers to being prized by growth-oriented investors. As more investors recognize that a large or midcap company has successfully transformed its business, its market value is likely to grow.

for total
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   6

1999, we think business profits and overall economic conditions will continue to soften as the effects of global economic turmoil reach our shores. We believe the Fed may cut its short-term interest rate target below the current 5% sometime in the next year.
     Companies with relatively low P/Es typically benefit the most from interest rate cuts. Also, companies that can consistently raise cash dividends in a falling interest rate environment become increasingly attractive to investors seeking a balance of growth and income from equities. The average holding in Devon Fund's portfolio increased its cash dividend by 8.4% in the past year, about twice as much as the average company in the S&P 500 Index.
     To maximize the efficiency of our research efforts, we will continue to maintain a relatively concentrated portfolio. Our target for the year ahead is to have the Fund's top 10 holdings represent about 35% of Devon Fund's net assets and the top 20 stocks to represent slightly more than half of net assets. Overall, we're comfortable with a portfolio of 50 to 70 stocks.
     Many of the hundreds of growth and income mutual funds available to investors today have a portfolio that is a clone of the S&P 500 Index, or a barbell combination of growth and value stocks. A growth stock generally sells at a high price (relative to earnings), reflecting high investor expectations. A value stock sells at a lower price, reflecting lower expectations.
     We strive to make Devon Fund different by trolling the waters between growth and value investment styles. Many of the "fish" in our net are growing into large fish while the rest are already big fish that others seem to overlook. By exercising a consistent discipline and patience, we think we have assembled a well-stocked portfolio that can benefit shareholders in stormy stock market conditions.



(Photo of family on beach)

Devon Fund's
Stock Selection Strategy

Five Pillars of Growth and Value

o  Strong Valuation: attractive earnings growth at discount prices
o Stability of Earnings: simple businesses/stable industries that may perform well in a variety of market conditions
o  Positive Cash Flow: substantial resources to reinvest in the business
o  Dynamic Change: company expansion or acquisition
o Under-Researched: company not followed by many analysts, potential not yet recognized by the market for total
                                                                       return

                                                                          7


A Symbol of Success

How Devon Fund Scanned For Growth and Value
Since the 1980s, bar codes have become ubiquitous in supermarkets and most other retail markets. They reduce data entry errors at the cash register and mislabeling in store aisles.
   Symbol Technologies makes machines that scan bar codes. A couple of years ago the New York company began making hand-held computers connected to networks and databases. Today, these sophisticated systems track individual trades on the New York Stock Exchange, monitor package deliveries and collect data from factory floors.
   In the winter of 1997, we thought Symbol Technologies had unappreciated potential. Wall Street analysts valued the medium-size company as a cyclical technology stock, an unfair label in our view. The company's stock sold at a price/earnings ratio (P/E) that, at the time, was 10% less than the average of stocks in the Standard & Poor's 500 Index (21x).

A Transition To
Higher Growth
But after evaluating Symbol's operations, we concluded that new opportunities - such as a contract with the U.S. Postal Service to provide hand-held computers for each letter carrier - would be a catalyst for strong earnings growth. We also liked Symbol's growing list of partnerships with software and data transmission companies.
   The company had a market capitalization of about $1.4 billion, making it a midcap stock. Symbol also had a beta - or historical stock price volatility - that was 30% less than the S&P 500, unusual considering it is a technology company, a sector that tends to be more volatile than other industries.
   We believed the company's shares merited a price/earnings ratio higher than the average P/E of stocks in the S&P 500, and began buying shares in early January. Since then Symbol has reported sharply higher earnings and completed a three-for-two stock split. As of late August, the company's P/E had climbed to a 20% premium compared to the S&P 500, which triggered our sell discipline, so we began reducing our position. Its market capitalization had grown to $2.7 billion.
   As you can see in the chart on page 3, Symbol was one of Devon Fund's top 10 holdings as of fiscal year's end. We still believe the company has further potential even though the company's shares have appreciated more than 70% from the Fund's average purchase price. As with all the Fund's holdings, we continuously monitor Symbol's progress and share price to ascertain if the company's stock still meets our investment parameters.

In the winter of 1997, we thought Symbol Technologies had unappreciated potential.


Symbol Technologies Inc. (insert chart)
Stock Price and Price/Earnings Ratio 1997-1998

           Stock Price    Stock Price
              High             Low             P/E
Jun. 97     $22.750          $21.172         24.455
Jul. 97     $23.328          $20.703         23.500
Aug. 97     $25.078          $20.078         26.909
Sep. 97     $29.828          $24.672         26.629
Oct. 97     $29.953          $24.422         24.091
Nov. 97     $26.953          $24.750         23.674
Dec. 97     $27.172          $24.000         21.328 Devon Fund Buys
Jan. 98     $30.172          $24.453         25.035
Feb. 98     $34.625          $29.250         28.849
Mar. 98     $35.078          $32.172         26.233
Apr. 98     $39.875          $32.500         30.800
May  98     $39.625          $33.969         28.150
Jun. 98     $38.125          $33.250         27.355
Jul. 98     $43.000          $35.500         29.982
Aug. 98     $51.688          $40.000         29.710
Sep. 98     $52.000          $39.500         34.208 Devon Fund Begins to Sell
Oct. 98     $50.250          $37.750         29.833


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for total
return

   8

Performance Summary


Devon Fund's Long-Term Performance

Growth of a $10,000 Investment
December 29, 1993 to October 31, 1998

                Devon          Standard & Poor's    Lipper Growth and Income
             Fund A Class          500 Index        Fund Average (310 funds)
--------------------------------------------------------------------------------
Dec. 93        $ 9,425              $10,000                 $10,000
Oct. 94        $10,297              $10,361                 $10,196
Oct. 95        $12,560              $13,101                 $12,281
Oct. 96        $15,592              $16,258                 $14,960
Oct. 97        $20,600              $21,478                 $19,188
Oct. 98        $24,638              $26,201                 $20,974



Chart assumes $10,000 invested on December 29, 1993, and includes the effect of the maximum 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of Devon Fund will vary due to differing charges and expenses. Effective November 2, 1998, the maximum sales charge was raised from 4.75% to 5.75% for investments of less than $50,000. Past performance does not guarantee future results.


Devon Fund Performance
------------------------------------------------------------------------------
Average Annual Total Returns Through October 31, 1998

                                         Lifetime     Three Years    One Year
------------------------------------------------------------------------------
Class A (Est. 12/29/93)
   Excluding Sales Charge                 +21.96%       +25.18%        +19.60%
   Including Sales Charge                 +20.47%       +22.72%        +12.73%
------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                 +22.43%       +24.34%        +18.76%
   Including Sales Charge                 +22.17%       +23.69%        +13.76%
------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                 +23.49%                      +18.71%
   Including Sales Charge                 +23.49%                      +17.71%


Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect reinvestment of distributions and sales charges as noted below. Lifetime performance excluding sales charge for B and C Classes assumes either the investment was not redeemed or contingent sales charges did not apply. Voluntary fee limitations were in effect for the time periods shown. Returns would have been lower without the limitations.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

Average annual total returns for Devon Fund's Institutional Class, available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +22.32%, +25.57% and +19.89% for the lifetime, three-year and one-year periods ended October 31, 1998, respectively.

                                                              for total return 9

 Financial Statements

 Delaware Group Equity Funds I, Inc. -
 Devon Fund
 Statement of Net Assets
 October 31, 1998
--------------------------------------------------------------------------------
                                                       Number of      Market
                                                        Shares         Value
                                                     ---------------------------
 COMMON STOCK - 90.41%
 AEROSPACE & DEFENSE - 0.45%

 GenCorp ...........................................      47,100    $ 1,042,088
                                                                    -----------
                                                                      1,042,088
                                                                    -----------
 AUTOMOBILES & AUTO PARTS - 1.74%
 Danaher ...........................................     101,900      4,069,631
                                                                    -----------
                                                                      4,069,631
                                                                    -----------
 BANKING, FINANCE & INSURANCE - 15.56%
 American International Group ......................      44,950      3,831,988
 Chubb .............................................      23,100      1,420,650
 Equifax ...........................................     215,600      8,341,025
 Federal Home Loan Mortgage ........................     214,600     12,339,500
 Federal National Mortgage Association .............      41,400      2,931,638
 Mercury General ...................................      41,800      1,776,500
 Nationwide Financial Services-A ...................      42,700      1,772,050
*Unum ..............................................      90,400      4,017,150
                                                                    -----------
                                                                     36,430,501
                                                                    -----------
 BUILDINGS & MATERIALS - 4.20%
*Masco .............................................     287,800      8,112,363
 Premark International .............................      54,000      1,711,125
                                                                    -----------
                                                                      9,823,488
                                                                    -----------
 CABLE, MEDIA & PUBLISHING - 0.85%
 Wallace Computer Services .........................      90,700      1,984,063
                                                                    -----------
                                                                      1,984,063
                                                                     -----------
 CHEMICALS - 6.08%
 Crompton & Knowles ................................      88,600      1,423,138
 Ecolab ............................................     280,200      8,370,975
 Hercules ..........................................      33,700      1,122,631
*Valspar ...........................................     117,900      3,308,568
                                                                    -----------
                                                                     14,225,312
                                                                    -----------
 COMPUTERS & TECHNOLOGY - 4.88%
 Hewlett-Packard ...................................     146,700      8,829,506
 SunGard Data Systems ..............................      77,100      2,602,125
                                                                    -----------
                                                                     11,431,631
                                                                    -----------
 ELECTRONICS & ELECTRICAL - 5.12%
 Intel .............................................      38,400      3,426,000
 Symbol Technologies ...............................     138,600      6,202,350
 Teleflex ..........................................      61,200      2,367,675
                                                                    -----------
                                                                     11,996,025
                                                                    -----------
 ENERGY - 2.65%
 Amoco .............................................      59,500      3,339,438
 Compagnie Francaise de Petroleum ..................      48,900      2,860,650
                                                                    -----------
                                                                      6,200,088
                                                                    -----------
                                                              for total return 9

--------------------------------------------------------------------------------
                                                       Number of      Market
                                                        Shares         Value
                                                     ---------------------------
 COMMON STOCK (Continued)

 FOOD, BEVERAGE & TOBACCO - 7.53%
 Campbell Soup .....................................      53,600     $2,857,550
*ConAgra ...........................................      83,800      2,550,663
 Hannaford Brothers ................................      51,400      2,251,963
 Philip Morris .....................................      96,400      4,928,450
 Ralston-Purina Group ..............................      64,700      2,159,363
*Universal Foods ...................................     132,900      2,882,268
                                                                    -----------
                                                                     17,630,257
                                                                    -----------
 HEALTHCARE & PHARMACEUTICALS - 13.22%
 AFLAC .............................................     159,200      6,069,500
 American Home Products ............................     150,900      7,356,375
 Johnson & Johnson .................................      51,400      4,189,100
*Mylan Laboratories ................................      83,300      2,868,643
 Tyco International ................................     135,500      8,392,531
 Zeneca Group ......................................      52,800      2,059,200
                                                                    -----------
                                                                     30,935,349
                                                                    -----------
 REAL ESTATE - 1.73%
 CarrAmerica Realty ................................      29,500        663,750
*Developers Diversified Realty .....................      43,400        819,175
 Nationwide Health Properties ......................      39,300        906,356
*Storage USA .......................................      24,100        733,543
 Sun Communities ...................................      27,400        916,188
                                                                    -----------
                                                                      4,039,012
                                                                    -----------
 RETAIL - 7.89%
 Food Lion-Class A .................................     165,000      1,809,844
*Intimate Brands ...................................     218,700      4,893,413
 May Department Stores .............................      22,900      1,396,900
*Rite Aid ..........................................     261,000     10,358,437
                                                                    -----------
                                                                     18,458,594
                                                                    -----------
 TELECOMMUNICATIONS - 4.08%
 ALLTEL ............................................      49,100      2,298,494
 Ericsson (LM) Telefonaktiebolaget .................      82,300      1,864,609
 SBC Communications ................................     116,400      5,390,775
                                                                    -----------
                                                                      9,553,878
                                                                    -----------
 TEXTILES, APPAREL & FURNITURE - 4.63%
 HON Industries ....................................     162,400      3,440,850
 Hillenbrand Industries ............................      71,600      4,237,825
 Miller (Herman) ...................................      54,300      1,199,690
*Newell ............................................      44,700      1,966,800
                                                                    -----------
                                                                     10,845,165
                                                                    -----------
 UTILITIES - 1.43%
 CMS Energy ........................................      31,200      1,374,750
 Edison International ..............................      32,400        854,550
 PacifiCorp ........................................      58,500      1,115,156
                                                                    -----------
                                                                      3,344,456
                                                                    -----------
for total return 10

--------------------------------------------------------------------------------
                                                       Number of      Market
                                                        Shares         Value
                                                     ---------------------------
 COMMON STOCK (Continued)

 MISCELLANEOUS - 8.37%
 Federal Signal ....................................     233,000     $5,606,563
 Pentair ...........................................      40,200      1,512,525
 Service Corp. International .......................     171,000      6,091,875
*Stewart Enterprises ...............................     277,100      6,381,959
                                                                    -----------
                                                                     19,592,922
                                                                    -----------
 Total Common Stock (cost $185,018,204)                             211,602,460
                                                                    -----------
 CONVERTIBLE PREFERRED STOCKS - 1.22%
 Freeport-McMoRan Copper & Gold ....................      45,400        675,325
 Sealed Air ........................................      54,685      2,180,564
                                                                    -----------
 Total Convertible Preferred Stocks
   (cost $3,297,354) ...............................                  2,855,889
                                                                    -----------

                                                       Principal
                                                        Amount
                                                       ---------
 REPURCHASE AGREEMENTS - 8.54%
 With Chase Manhattan 5.30% 11/2/98 (dated
   10/30/98, collateralized by $6,642,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $7,171,975) ........................  $7,024,000      7,024,000
 With J.P. Morgan 5.25% 11/2/98 (dated
   10/30/98, collateralized by $2,221,000
   U.S. Treasury Notes 5.25% due 1/31/01,
   market value $2,296,911 and $1,727,000
   U.S. Treasury Notes 5.50% due 2/28/03,
   market value $1,821,102 and $232,000
   U.S. Treasury Notes 5.625% due 11/30/00,
   market value $243,632 and $2,035,000
   U.S. Treasury Notes 6.25% due 1/31/02,
   market value $2,185,977) ........................   6,416,000      6,416,000
 With PaineWebber 5.30% 11/2/98 (dated 10/30/98,
   collateralized by $2,468,000
   U.S. Treasury Notes 5.625% due 5/15/01,
   market value $2,617,770 and $2,122,000
   U.S. Treasury Notes 6.50% due 8/31/01,
   market value $2,272,372 and $1,592,000
   U.S. Treasury Notes 7.50% due 5/5/02,
   market value $1,819,267) ........................   6,564,000      6,564,000
                                                                     -----------
 Total Repurchase Agreements
   (cost $20,004,000) ..............................                 20,004,000
                                                                    -----------

--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (cost $208,319,558) - 100.17% ..............................    $234,462,349
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (0.17%) .....        (406,836)
                                                                   ------------
NET ASSETS APPLICABLE TO 11,679,281 SHARES ($1 PAR VALUE)
   OUTSTANDING - 100.00% ......................................    $234,055,513
                                                                   ============

NET ASSET VALUE - DEVON FUND A CLASS
   ($120,506,379 / 5,998,714 SHARES) ..........................          $20.09
                                                                         ======
NET ASSET VALUE - DEVON FUND B CLASS
   ($82,927,066 / 4,151,088 SHARES) ...........................          $19.98
                                                                         ======
NET ASSET VALUE - DEVON FUND C CLASS
   ($20,140,558 / 1,009,093 SHARES) ...........................          $19.96
                                                                         ======
NET ASSET VALUE - DEVON FUND INSTITUTIONAL CLASS
   ($10,481,510 / 520,386 SHARES) .............................          $20.14
                                                                         ======
------------------
*Security on loan.

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $1 par value, 125,000,000 shares
   authorized to the Devon Fund ...............................    $205,330,155
Undistributed net investment income ...........................          95,710
Accumulated net realized gain on investments ..................       2,486,857
Net unrealized appreciation of investments ....................      26,142,791
                                                                   ------------
Total net assets ..............................................    $234,055,513
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE - DEVON FUND A CLASS
Net Asset value per share (A) .................................          $20.09
Sales charge (4.75% of offering price or 4.98% of the amount
   invested per share) (B) ....................................            1.00
                                                                         ------
Offering price                                                           $21.09
                                                                         ======
-----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

                             See accompanying notes

Delaware Group Equity Funds I, Inc. -
Devon Fund
Statement of Operations
Year ended October 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                             $2,420,599
Interest                                                 640,387    $ 3,060,986
                                                      ----------
Expenses:
Management fees .....................................    951,036
Distribution expense ................................    925,200
Dividend disbursing and transfer agent fees
   and expenses .....................................    641,319
Accounting and administration .......................     62,347
Registration fees ...................................     50,350
Reports and statements to shareholders ..............     17,622
Professional fees ...................................     15,699
Directors' fees .....................................      5,470
Taxes (other than taxes on income) ..................      2,270
Custodian fees ......................................      1,307
Other ...............................................      3,559      2,676,179
                                                      ----------    -----------
Less expenses absorbed by Delaware
   Management Company ...............................                  (178,141)
                                                                    ------------
Total Expenses ......................................                 2,498,038
                                                                    ------------
NET INVESTMENT INCOME ...............................                   562,948
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
Net realized gain on investments ....................                 3,276,905
Net change in unrealized appreciation/depreciation
   of investments ...................................                16,771,911
                                                                    ------------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS ..............................                20,048,816
                                                                    ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ........................               $20,611,764
                                                                    ===========

                             See accompanying notes
                                                             for total return 11

Delaware Group Equity Funds I, Inc. -
Devon Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                       Year ended    Year ended
                                                        10/31/98      10/31/97
                                                      --------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ..............................  $   562,948   $   488,121
Net realized gain on investments ...................    3,276,905     5,746,895
Net change in unrealized appreciation/depreciation
   of investments ..................................   16,771,911     6,227,315
                                                      -----------   -----------
Net increase in net assets resulting
   from operations .................................   20,611,764    12,462,331
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .........................................     (433,936)     (362,273)
   B Class .........................................      (17,778)      (55,613)
   C Class .........................................       (3,847)      (11,501)
   Institutional Class .............................      (71,629)      (70,878)
Net realized gain on investments:
   A Class .........................................   (3,129,258)   (1,104,351)
   B Class .........................................   (1,831,176)     (264,305)
   C Class .........................................     (396,243)      (82,511)
   Institutional Class .............................     (354,447)     (216,937)
                                                      -----------   -----------
                                                       (6,238,314)   (2,168,369)
                                                      -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .........................................   82,073,340    38,641,388
   B Class .........................................   54,410,257    22,994,757
   C Class .........................................   15,601,378     4,650,415
   Institutional Class .............................    9,761,534     3,219,483
Net asset value of shares issued upon
   reinvestment of distributions from net investment
   income and net realized gain on investments:
   A Class .........................................    3,453,528     1,427,106
   B Class .........................................    1,765,306       309,109
   C Class .........................................      390,720        90,323
   Institutional Class .............................      426,047       287,815
                                                      -----------   -----------
                                                      167,882,110    71,620,396
                                                      -----------   -----------
Cost of shares repurchased:
   A Class .........................................  (22,386,795)  (11,875,438)
   B Class .........................................   (6,501,980)     (689,717)
   C Class .........................................   (2,650,180)     (354,298)
   Institutional Class .............................   (6,304,878)   (2,002,961)
                                                      -----------   -----------
                                                      (37,843,833)  (14,922,414)
                                                      -----------   -----------
Increase in net assets derived from capital
   share transactions ..............................  130,038,277    56,697,982
                                                      -----------   -----------
NET INCREASE IN NET ASSETS .........................  144,411,727    66,991,944

NET ASSETS:
Beginning of year ..................................   89,643,786    22,651,842
                                                      -----------   -----------
End of year ........................................ $234,055,513   $89,643,786
                                                     ============   ===========

                             See accompanying notes
for total return 12

Delaware Group Equity Funds I, Inc. -
Devon Fund
Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                     Devon Fund A Class
                                                             -------------------------------------------------------------------
                                                                     Year        Year        Year         Year      12/29/93(1)
                                                                     ended       ended       ended        Ended        to
                                                                   10/31/98    10/31/97    10/31/96     10/31/95    10/31/94
Net asset value, beginning of period .......................        $17.860     $14.610     $12.550      $10.830     $10.000

Income from investment operations:
   Net investment income ...................................          0.121       0.182       0.216        0.207(2)    0.136
   Net realized and unrealized gain on investments .........          3.249       4.243       2.689        2.053       0.784
                                                                   --------     -------     -------      -------     -------
   Total from investment operations ........................          3.370       4.425       2.905        2.260       0.920
                                                                   --------     -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ....................         (0.110)     (0.210)     (0.205)      (0.220)     (0.090)
   Distributions from net realized gain on investments .....         (1.030)     (0.965)     (0.640)      (0.320)         --
                                                                   --------     -------     -------      -------     -------
   Total dividends and distributions .......................         (1.140)     (1.175)     (0.845)      (0.540)     (0.090)
                                                                   --------     -------     -------      -------     -------
Net asset value, end of period .............................        $20.090     $17.860     $14.610      $12.550     $10.830
                                                                   ========     =======     =======      =======     =======
Total return(3).............................................          19.60%      32.11%      24.14%       21.98%      11.09%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................       $120,506     $49,262     $14,907      $ 8,846     $ 4,600
   Ratio of expenses to average net assets .................           1.30%       1.25%       1.25%        1.25%       1.25%
   Ratio of expenses to average net assets prior to expense
     limitation ............................................           1.40%       1.42%       1.84%        2.29%       3.26%
   Ratio of net investment income to average net assets ....           0.64%       1.14%       1.67%        1.82%       1.96%
   Ratio of net investment income (loss) to average net
     assets prior to expense limitation ....................           0.54%       0.97%       1.08%        0.78%      (0.05%)
   Portfolio turnover ......................................             39%         64%         80%          99%        180%
-------------------------
(1) Date of initial public offering; ratios and total return have been annualized.
(2) 1995 per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                             for total return 13

------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Devon Fund B Class
                                                              ----------------------------------------------------------------
                                                                    Year        Year         Year       Year       9/6/94(1)
                                                                   ended       ended        ended       ended         to
                                                                 10/31/98    10/31/97     10/31/96    10/31/95     10/31/94
Net asset value, beginning of period .........................    $17.800     $14.540      $12.500     $10.820      $10.900

Income from investment operations:
   Net investment income (loss) ..............................     (0.003)      0.081        0.136       0.127(2)     0.027
   Net realized and unrealized gain (loss) on investments ....      3.223       4.219        2.664       2.053       (0.077)
                                                                  -------     -------      -------     -------      -------
   Total from investment operations ..........................      3.220       4.300        2.800       2.180       (0.050)
                                                                  -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ......................     (0.010)     (0.075)      (0.120)     (0.180)      (0.030)
   Distributions from net realized gain on investments .......     (1.030)     (0.965)      (0.640)     (0.320)          --
                                                                  -------     -------      -------     -------      -------
   Total dividends and distributions .........................     (1.040)     (1.040)      (0.760)     (0.500)      (0.030)
                                                                  -------     -------      -------     -------      -------
Net asset value, end of period ...............................    $19.980     $17.800      $14.540     $12.500      $10.820
                                                                  =======     =======      =======     =======      =======
Total return(3) ..............................................      18.76%      31.21%       23.38%      21.09%       (0.46%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................    $82,927     $28,757       $3,399        $863         $115
   Ratio of expenses to average net assets ...................       2.00%       1.95%        1.95%       1.95%        1.95%
   Ratio of expenses to average net assets
      prior to expense limitation ............................       2.10%       2.12%        2.54%       2.99%        3.96%
   Ratio of net investment income (loss) to average net assets      (0.06%)      0.44%        0.97%       1.12%        1.26%
   Ratio of net investment income (loss) to average net assets
      prior to expense limitation ............................      (0.16%)      0.27%        0.38%       0.08%       (0.75%)
   Portfolio turnover ........................................         39%         64%          80%         99%         180%

STUB

                                                                                  Devon Fund C Class
                                                                        ---------------------------------------
                                                                            Year        Year       11/29/95(1)
                                                                           ended       ended          to
                                                                          10/31/98    10/31/97     10/31/96
Net asset value, beginning of period .........................             $17.790    $14.530       $13.020

Income from investment operations:
   Net investment income (loss) ..............................               0.002      0.071         0.188
   Net realized and unrealized gain (loss) on investments ....               3.208      4.229         2.157
                                                                           -------    -------       -------
   Total from investment operations ..........................               3.210      4.300         2.345
                                                                           -------    -------       -------
Less dividends and distributions:
   Dividends from net investment income ......................              (0.010)    (0.075)       (0.195)
   Distributions from net realized gain on investments .......              (1.030)    (0.965)       (0.640)
                                                                           -------    -------       -------
   Total dividends and distributions .........................              (1.040)    (1.040)       (0.835)
                                                                           -------    -------       -------
Net asset value, end of period ...............................             $19.960    $17.790       $14.530
                                                                           =======    =======       =======
Total return(3) ..............................................               18.71%     31.24%        18.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...................             $20,141     $5,876        $1,056
   Ratio of expenses to average net assets ...................                2.00%      1.95%         1.95%
   Ratio of expenses to average net assets prior to
      expense limitation .....................................                2.10%      2.12%         2.54%
   Ratio of net investment income (loss) to average net assets               (0.06%)     0.44%         0.97%
   Ratio of net investment income (loss) to average net assets
      prior to expense limitation ............................               (0.16%)     0.27%         0.38%
   Portfolio turnover ........................................                  39%        64%           80%

-------------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) 1995 per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
for total return 14

--------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Devon Fund Institutional Class
                                                            --------------------------------------------------------------
                                                                Year        Year        Year         Year      12/29/93(1)
                                                               ended       ended       ended        ended         to
                                                             10/31/98     10/31/97    10/31/96     10/31/95    10/31/94
Net asset value, beginning of period ......................   $17.930     $14.670      $12.590     $10.860      $10.000

Income from investment operations:
   Net investment income ..................................     0.134       0.211        0.267       0.241(2)     0.201
   Net realized and unrealized gain on investments ........     3.281       4.284        2.693       2.049        0.749
                                                              -------     -------      -------     -------      -------
   Total from investment operations .......................     3.415       4.495        2.960       2.290        0.950
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.175)     (0.270)      (0.240)     (0.240)      (0.090)
   Distributions from net realized gain on investments ....    (1.030)     (0.965)      (0.640)     (0.320)          --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ......................    (1.205)     (1.235)      (0.880)     (0.560)      (0.090)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period ............................   $20.140     $17.930      $14.670     $12.590      $10.860
                                                              =======     =======      =======     =======      =======
Total return ..............................................     19.89%      32.57%       24.56%      22.26%       11.45%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $10,482      $5,749       $3,290      $2,870       $2,516
   Ratio of expenses to average net assets ................      1.00%       0.95%        0.95%       0.95%        0.95%
   Ratio of expenses to average net assets prior to expense
     limitation ...........................................      1.10%       1.12%        1.54%       1.99%        2.96%
   Ratio of net investment income to average net assets ...      0.94%       1.44%        1.97%       2.12%        2.26%
   Ratio of net investment income to average net assets
     prior to expense limitation ..........................      0.84%       1.27%        1.38%       1.08%        0.25%
   Portfolio turnover .....................................        39%         64%          80%         99%         180%

-------------------------
(1) Date of initial public offering; ratios and total return have been annualized.
(2) 1995 per share information was based on the average shares outstanding method.

                             See accompanying notes

Delaware Group Equity Funds I, Inc. -
Devon Fund
Notes to Financial Statements
October 31, 1998
--------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc. - Devon Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Devon Fund A Class carries a front-end sales charge, which was raised from 4.75% to 5.75% effective November 2, 1998. The Devon Fund B Class carries a back-end sales charge. The Devon Fund C Class carries a level load deferred sales charge and Devon Fund Institutional Class has no sales charge. The Fund's objective is to seek capital appreciation and current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are for total return 15

recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly, and from capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million. At October 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $47,754.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund through December 31, 1998.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $81,725.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class.

For the year ended October 31, 1998, DDLP earned $208,898 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 1998, the Fund made purchases of $163,518,968 and sales of $57,635,170 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1998, unrealized appreciation for federal income tax purposes aggregated $26,132,689 of which $30,808,466 related to unrealized appreciation of securities and $4,675,777 related to unrealized depreciation of securities. At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $208,329,660.

for total return 16

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                       Year Ended    Year Ended
                                                        10/31/98      10/31/97
                                                       ----------    ----------
Shares sold:
   A Class                                              4,207,557     2,349,807
   B Class                                              2,771,835     1,401,315
   C Class                                                795,063       272,642
   Institutional Class                                    497,905       197,224

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class                                                190,783        96,188
   B Class                                                 98,407        20,945
   C Class                                                 21,804         6,167
   Institutional Class                                     23,450        19,481
                                                        ---------     ---------
                                                        8,606,804     4,363,769
                                                        ---------     ---------
Shares repurchased:
   A Class                                             (1,157,460)     (708,508)
   B Class                                               (334,582)      (40,605)
   C Class                                               (138,159)      (21,081)
   Institutional Class                                   (321,665)     (120,222)
                                                        ---------     ---------
                                                       (1,951,866)     (890,416)
                                                        ---------     ---------
Net Increase                                            6,654,938     3,473,353
                                                        =========     =========

5. Lines of Credit
The Fund has a committed line of credit for $3.3 million. No amount was outstanding at October 31, 1998, or at any time during the fiscal year.

6. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at October 31, 1998 were $24,601,055 and $25,093,076, respectively.

--------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc. - Devon Fund
Report of Independent Auditors
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Delaware Group Equity Funds I, Inc. - Devon Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds I, Inc. - Devon Fund (the "Fund") as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds I, Inc. - Devon Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP
                                                         -----------------------
                                                             Ernst & Young LLP

Philadelphia, Pennsylvania
December 4, 1998

This annual report is for the information of Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Devon Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors                         Affiliated Officers

WAYNE A. STORK                             David K. Downes
Chairman                                   Executive Vice President,
Delaware Investments Family of Funds       Chief Financial Officer
Philadelphia, PA                           and Chief Operating Officer
                                           Delaware Investments Family of Funds
JEFFREY J. NICK                            Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds       George M. Chamberlain, Jr.
Philadelphia, PA                           Senior Vice President, Secretary
                                           and General Counsel
WALTER P. BABICH                           Delaware Investments Family of Funds
Board Chairman, Citadel Constructors, Inc. Philadelphia, PA
King of Prussia, PA
                                           Bruce D. Barton
JOHN H. DURHAM                             President and Chief Executive Officer
Partner, Complete Care Services            Delaware Distributors, L.P.
Horsham, PA                                Philadelphia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY                                 [Photo of globes]

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC                                 directors
                                              & officers
W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

When used with prospective investors, this report must be preceded or accompanied by a current Devon Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1251)
AR-039[10/98]TKO12/98

DELAWARE
INVESTMENTS
---------------------
Philadelphia * London